UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-08268

Firsthand Funds
(Exact name of registrant as specified in charter)

150 Almaden Blvd., Suite 1250
 San Jose, CA 95113
(Address of principal executive offices) (Zip code)

Firsthand Capital Management, Incorporated
150 Almaden Blvd., Suite 1250
 San Jose, CA 95113
 (Name and address of agent for service)

registrant's telephone number, including area code: (408) 624-9527

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Firsthand Funds

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Semi-Annual Report to Shareholders

Firsthand Technology Opportunities Fund

Firsthand Alternative Energy Fund

June 30, 2014

Firsthand®

CONTENTS

Performance Summary	2
President’s Letter	4
Shareholder Fee Example	6
Portfolio of Investments	8
Statements of Assets and Liabilities	13
Statements of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	19
Additional Information	31

PERFORMANCE SUMMARY
Period Returns (Average Annual Total Returns as of 6/30/14)

FUND	YTD*	1-YEAR	3-YEAR	5-YEAR	10-YEAR	GROSS EXPENSE RATIO**
Firsthand Technology Opportunities Fund	10.31%	50.89%	13.22%	20.27%	11.05%	1.86%
Firsthand Alternative Energy Fund	19.01%	53.08%	1.52%	3.23%	•	2.03%
NASDAQ Composite Index	6.19%	31.21%	18.28%	20.59%	9.22%	•
S&P 500 Index	7.13%	24.60%	16.54%	18.80%	7.77%	•
WilderHill Clean Energy Index	8.02%	29.31%	-6.88%	-5.93%	•	•

*	Not Annualized
**
After fee waivers, Firsthand Technology Opportunities Fund’s total net operating expenses are 1.85% and Firsthand Alternative Energy Fund’s total net operating expenses are 1.98%. Please see the Funds’ prospectus for more information about fund expenses.

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www.firsthandfunds.com.

The Nasdaq Composite Index (NASDAQ) is a capitalization-weighted index of all common stocks listed with NASDAQ. The Standard & Poor’s 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance. The WilderHill Clean Energy Index is a market-weighted index of 58 companies in the cleaner fuel, energy conversion, energy storage, greener utilities, power delivery and conservation, and renewable energy harvesting sectors. You cannot invest directly in an index.

2	2014 Semi-Annual Report

Returns Since Inception (Average Annual Total Returns as of 6/30/14)

FUND (INCEPTION DATE)	AVERAGE ANNUAL TOTAL RETURNS	NASDAQ COMPOSITE INDEX	S&P 500 INDEX	WILDERHILL CLEAN ENERGY INDEX
Firsthand Technology Opportunities Fund (9/30/99)	-0.55%	4.19%	4.87%	•
Firsthand Alternative Energy Fund (10/29/07)	-3.84%	8.18%	5.97%	-17.19%

Each Fund may invest in small-capitalization companies and Initial Public Offerings (“IPOs”). These investments will be more volatile than investments in large-capitalization companies and loss of principal could be greater. The Funds may invest in foreign securities, which will be subject to greater risks than investing in domestic securities. Because the Funds are not diversified, they can take larger positions in fewer companies, increasing their risk profile. The Funds invest in several industries within the technology sector and the relative weightings of these industries in a Fund’s portfolio may change at any time.

Holdings by Industry - % of Net Assets (as of 6/30/14)

INDUSTRY	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Advanced Materials	•	10.8%
Advertising Technology	1.7%	•
Basic Materials	•	5.2%
Building Automation	•	4.0%
Communications	5.9%	•
Communications Equipment	7.4%	•
Computer	7.3%	•
Electrical Equipment	•	3.5%
Energy Efficiency	•	5.9%
Engineering Service	•	1.8%
Environmental Services	•	0.8%
Industrials	•	4.0%
Internet	33.1%	•
Networking	1.5%	•
Other Electronics	1.3%	7.8%
Peripherals	1.2%	•
Renewable Energy	8.4%	38.2%
Semiconductor Equipment	4.3%	•
Semiconductors	10.6%	5.9%
Social Networking	8.5%	•
Software	8.2%	•
Waste and Environmental Service	•	2.2%
Net Other Assets and Liabilities	0.6%	9.9%

Portfolio holdings are subject to change.

www.firsthandfunds.com	3

PRESIDENT’S LETTER

Fellow Shareholders,

The U.S. stock market finished up for the first half of 2014. The NASDAQ Composite Index and the S&P 500 Index saw modest gains in Q1 followed by improved performance in the second quarter, and finished up 6.19% and 7.13% for the period, respectively. These gains came in spite of slowing economic growth in China, increased tensions in Iraq and the Middle East, and sectarian violence in Ukraine. Despite a continued lukewarm recovery for the U.S. economy, the Federal Reserve Bank began tapering its monthly bond purchases in early 2014, with an eye toward wrapping up its bond buying program by the end of 2014.

Against this backdrop, we are pleased to report that both of our funds beat their benchmarks for the first half of 2014: Firsthand Technology Opportunities Fund finished up 10.31%, while Firsthand Alternative Energy Fund was up 19.01%.

Sapphire: Better Glass than Glass
The top performer for both funds in the first half of the year was GT Advanced Technologies (GTAT). The company provides equipment to the solar and LED industries, as well as manufactures crystalization furnaces to produce sapphire materials for industrial and consumer products. Since entering into a strategic supply partnership with Apple (AAPL) last November, GT Advanced has been working with the personal electronics giant to outfit Apple’s sapphire production facility in Mesa, Arizona, with GT’s advanced sapphire furnaces. Apple has provided $440 million of a planned $578 million in prepayments to GT for its capital outlays related to the Arizona plant. Sapphire crystal is more durable and more scratch-resistant than glass and is widely expected to replace Corning’s Gorilla Glass as the touch screen cover in several future Apple products. Apple currently uses sapphire to cover the camera lens and the home button on the iPhone 5s.While GT Advanced was up 113.30% for the period, it’s important to note that most of the valuation increase is based on the expected Apple-related revenues, and not yet supported by revenue growth. This is still a company in transition; its photovoltaic and polysilicon revenues are declining, but the sapphire business is obviously promising.

Apple, for its part, also performed well during the first half of the year, despite some uncertainty about its product pipeline. The company was up 17.29% and was a top contributor to performance for Firsthand Technology Opportunities Fund. Apple sold 76 million iPhones during the first half of 2014—numbers that got a lift from China Mobile (CHL), the world’s largest carrier, which began selling iPhones to customers in January.

Semiconductor Manufacturing Rebound
Following declines in 2012 and 2013, sales of semiconductor manufacturing equipment are up in 2014, as semiconductor fabrication facilities gear up for next-generation chips. Lam Research (LRCX), which was up 24.46% for the period, was one of the companies buoyed by this uptick in the semiconductor equipment market and was a top contributor to Firsthand Technology Opportunities Fund’s performance. We be-

2	2014 Semi-Annual Report

lieve Lam also is benefitting from customers’ uncertainty regarding Applied Materials’ (AMAT) merger with Tokyo Electron (no U.S. symbol), which shareholders approved in June.

Mobile Commerce and the Rise of Digital Advertising
Global mobile ad spending in 2013 more than doubled, to nearly $18 billion—a figure that is expected to reach more than $30 billion in 2014. Implementing a digital ad strategy is big business as companies look for ways to target online ads to specific consumers as well as track the effectiveness of these ads. The industry is gradually evolving toward integrated platforms that consolidate a range of services like ad creation, placement, and analytics. Adobe (ADBE), perhaps best known as the creator of the portable digital format (PDF) as well as web and graphic design software, has quietly become a major player in this space. Adobe’s digital marketing division is steadily growing as a percentage of the company’s total revenue (comprising 30% in 2013) and brought in $1.2 billion last year. Adobe finished the period up 20.84%; we initiated a position in Adobe late in Q1 and believe it holds great potential.

Facebook is obviously part of any mobile spending discussion, with its share of the global mobile ad market standing at roughly 50%. Mobile ad revenue makes up a growing proportion of the social networking giant’s total ad revenue—up from 11% in 2012 to an estimated 63% this year. The company has demonstrated exceptional revenue and profit growth in the last several quarters, and has established itself as a leader in digital advertising. Firsthand Technology Opportunities Fund counted Facebook, up 23.13% for the period, among its top contributors during the first half of the year.

Solar Still Hot
Six months ago I wrote about the amazing run solar had in 2013. That success has continued into 2014. Solar remains the world’s fastest-growing source of renewable energy, with worldwide photovoltaic (PV) capacity expected to grow by nearly 21% this year. In the U.S., the first quarter of 2014 saw residential solar PV installations outpace commercial installations for the first time. SunEdison (SUNE), SunPower (SPWR), and Solar City (SCTY) were large contributors to Firsthand Alternative Energy Fund’s outperformance during the period, up 73.18%, 37.47%, and 24.25%, respectively.

We are generally optimistic about the stock market over the second half of the year, though political events in Ukraine, Israel, and elsewhere give us some pause. The trends that guide our investments appear strong, and we look forward to continued growth in the coming months.

Thank you for your continued investment with us.

Kevin Landis
President, Firsthand Funds

Data and statistics presented have been calculated using data from Yahoo!Finance. All expressions of opinion are subject to change without notice.

www.firsthandfunds.com	5

SHAREHOLDER FEE EXAMPLE

Example — In general, mutual fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that Firsthand Funds (“Trust”) does not charge transaction fees for 12b-1 distribution and service fees, though you may incur transaction fees if you purchase shares through a broker.

The example on the following page is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses — The section of the table at right entitled “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA or other tax-qualified savings plan, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes — The section of the table at right entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

6	2014 Semi-Annual Report

SHAREHOLDER FEE EXAMPLE - continued

Please note that the expenses shown in the table at right are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Firsthand Technology Opportunities Fund

	BEGINNING ACCOUNT VALUE 1/1/14	ENDING ACCOUNT VALUE 6/30/14	EXPENSES PAID DURING PERIOD* 1/1/14 - 6/30/14	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$1,103.10	$9.65	1.85%
Hypothetical**	$1,000	$1,015.62	$9.25	1.85%

Firsthand Alternative Energy Fund

	BEGINNING ACCOUNT VALUE 1/1/14	ENDING ACCOUNT VALUE 6/30/14	EXPENSES PAID DURING PERIOD* 1/1/14 - 6/30/14	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$1,190.10	$10.75	$1.98%
Hypothetical**	$1,000	$1,014.98	$9.89	$1.98%

*
Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

**	5% return per year before expenses.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

www.firsthandfunds.com	7

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
Portfolio of Investment, June 30, 2014 (unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS — 99.4% ($110,363,835)
Advertising Technology — 1.7% ($1,865,400)
Rocket Fuel, Inc.*	60,000	$1,865,400

Communications — 5.9% ($6,526,200)
Equinix, Inc.*	20,000	4,201,800
Gogo, Inc.*	50,000	978,000
Rackspace Hosting, Inc.*	40,000	1,346,400

Communications Equipment — 7.4% ($8,209,700)
QUALCOMM, Inc.	75,000	5,940,000
Ruckus Wireless, Inc.*	150,000	1,786,500
Telefonaktiebolaget Ericsson LM - SP ADR	40,000	483,200

Computer — 7.3% ($8,131,375)
Apple, Inc.	87,500	8,131,375

Internet — 33.1% ($36,740,560)
Akamai Technologies, Inc.*	40,000	2,442,400
Amazon.com, Inc.*	20,000	6,495,600
Baidu, Inc. - SP ADR*	20,000	3,736,200
Google, Inc., Class A*	6,000	3,508,020
Google, Inc., Class C*	6,000	3,451,680
Linkedin Corp.*	15,000	2,572,050
Pandora Media, Inc.*	200,000	5,900,000
SINA Corp.*	55,000	2,737,350
Tencent Holdings, Ltd.	375,000	5,719,060
Yandex NV, Class A*	5,000	178,200

Networking — 1.5% ($1,677,000)
Palo Alto Networks, Inc.*	20,000	1,677,000

Other Electronics — 1.3% ($1,470,000)
VeriFone Systems, Inc.*	40,000	1,470,000

see accompanying notes to financial statements

8	2014 Semi-Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued
Portfolio of Investment, June 30, 2014 (unaudited)

	SHARES	MARKET VALUE
Peripherals — 1.2% ($1,317,000)
EMC Corp.	50,000	$1,317,000

Renewable Energy — 8.4% ($9,300,000)
GT Advanced Technologies, Inc.*	500,000	9,300,000

Semiconductor Equipment — 4.3% ($4,730,600)
LAM Research Corp.	70,000	4,730,600

Semiconductors — 10.6% ($11,814,800)
Ambarella, Inc.*	100,000	3,118,000
ARM Holdings, PLC - SP ADR	80,000	3,619,200
Exar Corp.*	200,000	2,260,000
Skyworks Solutions, Inc.*	60,000	2,817,600

Social Networking — 8.5% ($9,480,200)
Facebook, Inc.*	80,000	5,383,200
Twitter, Inc.*	100,000	4,097,000

Software — 8.2% ($9,101,000)
Adobe Systems, Inc.*	50,000	3,618,000
Intuit, Inc.	20,000	1,610,600
VMware, Inc., Class A*	40,000	3,872,400

INVESTMENT COMPANY — 0.5% ($514,578)
Fidelity Institutional Money Market Fund (1)	514,578	514,578
Total Investments
(Cost $68,821,163) — 99.9%		110,878,413

Other assets in excess of liabilities — 0.1%		111,700

NET ASSETS — 100.0%		$110,990,113

*	Non-income producing security.
(1)	The Fidelity Institutional Money Market Fund invests primarily in U.S. Treasury securities.
PLC: Public Limited Company
SP ADR: Sponsored American Depositary Receipt

see accompanying notes to financial statements

www.firsthandfunds.com	9

FIRSTHAND ALTERNATIVE ENERGY FUND
Portfolio of Investment, June 30, 2014 (unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS — 90.1% ($17,217,247)
Advanced Materials — 10.8% ($2,057,921)
Corning, Inc.	9,460	$207,647
Praxair, Inc.	5,400	717,336
SunEdison, Inc.*	50,130	1,132,938

Basic Materials — 5.2% ($1,002,130)
Metalico, Inc.*	11,500	14,260
Rockwood Holdings, Inc.	13,000	987,870

Building Automation — 4.0% ($758,936)
Johnson Controls, Inc.	15,200	758,936

Electrical Equipment — 3.5% ($667,580)
ABB, Ltd. – SP ADR	29,000	667,580

Energy Efficiency — 5.9% ($1,137,197)
ESCO Technologies, Inc.	10,000	346,400
Honeywell International, Inc.	6,080	565,136
Itron, Inc.*	5,565	225,661

Engineering Service — 1.8% ($345,800)
Quanta Services, Inc.*	10,000	345,800

Environmental Services — 0.8% ($155,924)
Advanced Emissions Solutions, Inc*	6,800	155,924

Industrials — 4.0% ($761,317)
3M Co.	3,300	472,692
United Technologies Corp.	2,500	288,625

Intellectual Property — 0.0% ($—)
Silicon Genesis Corp., Common (1)*	181,407	0

Other Electronics — 7.8% ($1,486,937)
Cree, Inc.*	20,000	999,000
Intevac, Inc.*	15,800	126,558
Koninklijke Philips Electronics N.V.	11,378	361,379

see accompanying notes to financial statements

10	2014 Semi-Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND - continued
Portfolio of Investment, June 30, 2014 (unaudited)

	SHARES	MARKET VALUE
Renewable Energy — 38.2% ($7,296,231)
Amtech Systems, Inc.*	6,600	$80,718
First Solar, Inc.*	15,000	1,065,900
Gamesa Corp. Tecnologica S.A.	7,271	90,790
GT Advanced Technologies, Inc.*	106,900	1,988,340
Iberdrola S.A.	17,740	135,619
JA Solar Holdings Co., Ltd. - ADR*	13,000	141,180
JinkoSolar Holding Co., Ltd. - ADR*	8,000	241,360
Motech Industries, Inc.*	58,069	92,769
Orion Energy Systems, Inc.*	14,000	56,980
Sharp Corp.*	11,000	35,290
SMA Solar Technology AG*	20,000	751,746
SolarCity Corp.*	15,000	1,059,000
SunPower Corp., Class B*	25,931	1,062,652
Trina Solar Ltd. - SP ADR*	4,600	59,018
ULVAC, Inc.*	2,700	57,489
Vestas Wind Systems A.S.*	6,000	302,580
Yingli Green Energy Holding Co. - ADR*	20,000	74,800

Semiconductors — 5.9% ($1,135,074)
Exar Corp.*	20,000	226,000
Power Integrations, Inc.	15,799	909,074

Waste and Environment Service — 2.2% ($412,200)
Covanta Holding Corp.	20,000	412,200

PREFERRED STOCK — 0.0% ($—)
Intellectual Property — 0.0% ($—)
Silicon Genesis Corp., Series 1-C (1)*	152	0
Silicon Genesis Corp., Series 1-E (1)*	3,000	0

see accompanying notes to financial statements

www.firsthandfunds.com	11

FIRSTHAND ALTERNATIVE ENERGY FUND - continued
Portfolio of Investment, June 30, 2014 (unaudited)

	SHARES	MARKET VALUE
INVESTMENT COMPANY — 9.3% ($1,778,564)
Fidelity Institutional Money Market Fund (2)	1,778,564	$1,778,564

Total Investments
(Cost $16,208,936) — 99.4%		18,995,811

Other assets in excess of liabilities — 0.6%		110,317

NET ASSETS — 100.0%		$19,106,128

*	Non-income producing security.
(1)	Restricted security.
(2)	The Fidelity Institutional Money Market Fund invests primarily in U.S. Treasury securities.
ADR: American Depositary Receipt
SP ADR: Sponsored American Depositary Receipt

see accompanying notes to financial statements

12	2014 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2014 (unaudited)

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
ASSETS
Investment securities:
Acquisition cost	$68,821,163	$16,208,936
Market value (Note 2)	110,878,413	18,995,811
Foreign currency at value ($53,895 and $6,995)	53,997	7,113
Receivable for securities sold	3,972,707	—
Receivable from dividends, interest, and reclaims	18,350	9,992
Receivable for capital shares sold	54,856	148,046
TOTAL ASSETS	114,978,323	19,160,962

LIABILITIES
Payable for securities purchased	3,717,435	—
Payable to affiliates (Note 4)	168,541	29,414
Payable for capital shares redeemed	102,234	25,420
TOTAL LIABILITIES	3,988,210	54,834
NET ASSETS	$110,990,113	$19,106,128

Net Assets consist of:
Paid-in-capital	$69,796,738	$17,617,967
Accumulated net investment loss	(717,615)	(66,611)
Accumulated net realized losses from security transactions and foreign currency transactions	(146,362)	(1,232,262)
Net unrealized appreciation on investments and foreign currency	42,057,352	2,787,034
NET ASSETS	$110,990,113	$19,106,128

Shares outstanding	12,804,937	2,482,046
Net asset value, redemption price and offering price per share (Note 2)	$8.67	$7.70

see accompanying notes to financial statements

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STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2014 (unaudited)

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
INVESTMENT INCOME
Dividends	$269,387	$125,635
Foreign tax withholding	(2,954)	(458)
TOTAL INVESTMENT INCOME	266,433	125,177

EXPENSES
Investment advisory fees (Note 4)	744,685	148,200
Administration fees (Note 4)	239,363	43,588
Trustees fees	5,000	5,000
GROSS EXPENSES	989,048	196,788
Trustees fees reimbursement	(5,000)	(5,000)
TOTAL NET EXPENSES	984,048	191,788

NET INVESTMENT LOSS	(717,615)	(66,611)

Net Realized and Unrealized Gain on Investments:
Net realized gains from security transactions	4,477,190	123,888
Net change in unrealized appreciation on investments and foreign currency	6,366,376	2,199,377
Net Realized and Unrealized Gain on Investments	10,843,566	2,323,265
Net Increase In Net Assets Resulting From Operations	$10,125,951	$2,256,654

see accompanying notes to financial statements

14	2014 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	Six Months Ended 6/30/14 (Unaudited)	Year Ended 12/31/13
FROM OPERATIONS:
Net investment loss	$(717,615)	$(1,150,412)
Net realized gains from security transactions, purchased options, foreign currency and written options	4,477,190	4,100,962
Net change in unrealized appreciation on investments, purchased options, and foreign currency	6,366,376	21,012,155
Net increase in net assets from operations	10,125,951	23,962,705

DISTRIBUTION TO SHAREHOLDERS:
From realized gains on investments	—	(5,203,049)
Total Distributions	—	(5,203,049)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,361,948	17,284,401
Dividends reinvested	—	5,067,016
Payment for shares redeemed	(14,479,097)	(37,270,224)
Net increase (decrease) in net assets from capital share transactions	1,882,851	(14,918,807)
TOTAL INCREASE IN NET ASSETS	12,008,802	3,840,849

NET ASSETS:
Beginning of period	98,981,311	95,140,462
End of period	$110,990,113	$98,981,311
Accumulated Net Investment Loss	$(717,615)	$—

CAPITAL SHARE ACTIVITY:
Shares sold	2,029,627	2,457,648
Shares reinvested	—	654,653
Shares redeemed	(1,811,613)	(5,625,199)
Net increase (decrease) in shares outstanding	218,014	(2,512,898)
Shares outstanding, beginning of period	12,586,923	15,099,821
Shares outstanding, end of period	12,804,937	12,586,923

see accompanying notes to financial statements

www.firsthandfunds.com	15

STATEMENTS OF CHANGES IN NET ASSETS

	FIRSTHAND ALTERNATIVE ENERGY FUND
	Six Months Ended 6/30/14 (Unaudited)	Year Ended 12/31/13
FROM OPERATIONS:
Net investment loss	$(66,611)	$(99,218)
Net realized gains from security transactions and foreign currency	123,888	94,020
Net change in unrealized appreciation on investments, and foreign currency	2,199,377	3,253,269
Net increase in net assets from operations	2,256,654	3,248,071

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,727,532	18,585,685
Payment for shares redeemed	(17,448,485)	(10,265,988)
Net increase in net assets from capital share transactions	3,279,047	8,319,697
TOTAL INCREASE IN NET ASSETS	5,535,701	11,567,768

NET ASSETS:
Beginning of period	13,570,427	2,002,659
End of period	$19,106,128	$13,570,427
Accumulated Net Investment Loss	$(66,611)	$—

COMMON SHARE ACTIVITY:
Shares sold	2,871,443	3,372,652
Shares redeemed	(2,486,212)	(1,874,985)
Net increase in shares outstanding	385,231	1,497,667
Shares outstanding, beginning of period	2,096,815	599,148
Shares outstanding, end of period	2,482,046	2,096,815

see accompanying notes to financial statements

16	2014 Semi-Annual Report

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year/period

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

	SIX MONTHS ENDED 6/30/14*		YEAR ENDED 12/31/13	YEAR ENDED 12/31/12		YEAR ENDED 12/31/11	YEAR ENDED 12/31/10**	YEAR ENDED 12/31/09
Net asset value at beginning of year/period	$7.86		$6.30	$5.40		$6.05	$4.68	$2.69
Income from investment operations:
Net investment loss	(0.06)		(0.09)	(0.08)		(0.09)	(0.05)	(0.06)
Net realized and unrealized gains (losses) on investments	0.87		2.09	0.98		(0.56)	1.42	2.05
Total from investment operations	0.81		2.00	0.90		(0.65)	1.37	1.99
Distributions from:
Realized capital gains	—		(0.44)	—		—	—	—
Net asset value at end of year/period	$8.67		$7.86	$6.30		$5.40	$6.05	$4.68
Total return	10.31%	(A)	31.80%	16.67%		(10.74%)	29.27%	73.98%
Net assets at end of year/period (millions)	$111.0		$99.0	$95.1		$79.4	$85.3	$34.9
Ratio of gross expenses to average net assets before waiver	1.86%	(B)	1.86%	1.86%		1.86%	1.86%	1.92%
Ratio of net expenses to average net assets after waiver	1.85%	(B)	1.85%	1.85%		1.85%	1.85%	1.90%
Ratio of net investment loss to average net assets	(1.35%)	(B)	(1.31%)	(1.28%)		(1.21%)	(1.42%)	(1.66%)
Portfolio turnover rate	17%	(A)	21%	81	% ***	128%	164%	41%

*	Unaudited.
**	Prior to 5/1/10 Firsthand Technology Opportunities Fund was named Firsthand e-Commerce Fund.
***
Portfolio turnover excludes the purchases and sales in connection with the merger of Firsthand Technology Leaders Fund into the Fund. If these transactions were included, portfolio turnover would have been higher.

(A)	Not annualized.
(B)	Annualized.

see accompanying notes to financial statements

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FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year/period

FIRSTHAND ALTERNATIVE ENERGY FUND

	SIX MONTHS ENDED 6/30/14*		YEAR ENDED 12/31/13	YEAR ENDED 12/31/12	YEAR ENDED 12/31/11	YEAR ENDED 12/31/10	YEAR ENDED 12/31/09
Net asset value at beginning of year/period	$6.47		$3.34	$4.37	$7.27	$8.01	$5.68
Income from investment operations:
Net investment loss	(0.03)		(0.05)	(0.04)	(0.10)	(0.12)	(0.10)
Net realized and unrealized gains (losses) on investments	1.26		3.18	(0.99)	(2.80)	(0.62)	2.43
Total from investment operations	1.23		3.13	(1.03)	(2.90)	(0.74)	2.33
Net asset value at end of year/period	$7.70		$6.47	$3.34	$4.37	$7.27	$8.01
Total return	19.01%	(A)	93.71%	(23.57)%	(39.89)%	(9.24)%	41.02%
Net assets at end of year/period (millions)	$19.1		$13.6	$2.0	$3.5	$5.9	$7.4
Ratio of gross expenses to average net assets before waiver	2.03%	(B)	2.14%	2.38%	2.11%	2.10%	2.27%**
Ratio of net expenses to average net assets after waiver	1.98%	(B)	1.98%	1.98%	1.98%	1.98%	2.15%**
Ratio of net investment loss to average net assets	(0.69%)	(B)	(1.52%)	(0.98%)	(1.43%)	(1.48%)	(1.68%)
Portfolio turnover rate	33%	(A)	26%	10%	16%	58%	41%

*	Unaudited.
**	Ratio for year ended 2009 includes dividend expenses on securities sold short of 0.11%.
(A)	Not annualized.
(B)	Annualized.

see accompanying notes to financial statements

18	2014 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS
June 30, 2014 (unaudited)

1. ORGANIZATION

Each of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund (individually the “Fund”, and collectively the “Funds”) is a non-diversified series of Firsthand Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust, a Delaware statutory trust, was organized on November 8, 1993. Each Fund currently offers one class of shares—Investor Class shares. The inception dates for the Funds (the date on which a net asset value was first determined for that Fund) follow:

FUND	INCEPTION DATE
Firsthand Technology Opportunities Fund	September 30, 1999
Firsthand Alternative Energy Fund	October 29, 2007

Each Fund’s investment objective is long-term growth of capital.

Firsthand Technology Opportunities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of high-technology companies in the industries and markets that the Investment Adviser believes hold the most growth potential within the technology sector.

Firsthand Alternative Energy Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in alternative energy and energy technology companies, both U.S. and international.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — A Fund’s portfolio of securities is valued as follows:

1.
Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2.
Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

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June 30, 2014 (unaudited)

4.	Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, each Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2014 (unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the following Funds’ net assets as of June 30, 2014:

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
TEFQX
Common Stocks
Advertising Technology	$1,865,400	$—	$—
Communications	6,526,200	—	—
Communications Equipment	8,209,700	—	—
Computer	8,131,375	—	—
Internet	36,740,560	—	—
Networking	1,677,000	—	—
Other Electronics	1,470,000	—	—
Peripherals	1,317,000	—	—
Renewable Energy	9,300,000	—	—
Semiconductor Equipment	4,730,600	—	—
Semiconductors	11,814,800	—	—
Social Networking	9,480,200	—	—
Software	9,101,000	—	—
Total Common Stock	110,363,835	—	—
Investment Company	514,578	—	—
Total	$110,878,413	$—	$—

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June 30, 2014 (unaudited)

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
ALTEX
Common Stocks
Advanced Materials	$2,057,921	$—	$—
Basic Materials	1,002,130	—	—
Building Automation	758,936	—	—
Electrical Equipment	667,580	—	—
Energy Efficiency	1,137,197	—	—
Engineering Service	345,800	—	—
Environmental Services	155,924	—	—
Industrials	761,317	—	—
Other Electronics	1,486,937	—	—
Renewable Energy	7,296,231	—	—
Semiconductors	1,135,074	—	—
Waste and Environment Service	412,200	—	—
Total Common Stocks	17,217,247	—	—
Investment Company	1,778,564	—	—
Total	$18,995,811	$—	$—

*	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Transfers in and out of the levels are recognized at the value at the end of the period. At June 30, 2014, securities valued at $92,779 were transferred from Level 2 to Level 1.

Share Valuation — The net asset value (“NAV”) per share of each Fund is calculated by dividing the NAV of the Fund (i.e., the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses)) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to the Fund’s NAV per share.

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June 30, 2014 (unaudited)

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, money market funds, and certain short-term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Foreign Securities — Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source. Neither Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Options — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The Funds may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The Funds may also write put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the

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NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2014 (unaudited)

premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For the six months ended June 30, 2014, the Funds did not purchase or write any options.

Distributions to Shareholders — Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

Short Positions — Firsthand Alternative Energy Fund may sell securities short for economic hedging purposes. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction. The Fund is liable for any dividends payable on securities while those securities are in a short position.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, cash equivalents and/or liquid securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. The Fund did not invest in short sales for the six months ended June 30, 2014.

Security Transactions — Security transactions are accounted for no later than one business day following the trade date, however, for financial reporting purposes, security transactions are accounted for on trade date. Realized gains and losses are calculated on a specific identification basis.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and li-

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June 30, 2014 (unaudited)

abilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax — Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid for the year ended December 31, 2013 and 2012 was as follows:

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	2013	2012
From long-term capital gains	$5,203,049	$—

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 2014.

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Gross unrealized appreciation	$44,751,800	$4,349,575
Gross unrealized depreciation	(2,694,550)	(1,562,700)
Net unrealized appreciation	$42,057,250	$2,786,875
Federal income tax cost	$68,821,163	$16,208,936

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations.

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June 30, 2014 (unaudited)

As of December 31, 2013, the Funds had capital loss carryforwards for federal income tax purposes as follows:

	SHORT-TERM EXPIRING 2016		SHORT-TERM EXPIRING 2017	SHORT-TERM EXPIRING 2018
TEFQX*	$1,711,495	**	$—	$—
ALTEX*	—		181,999	108,018

	SHORT-TERM NO EXPIRATION	LONG-TERM NO EXPIRATION	TOTAL
TEFQX*	$—	$—	$1,711,495
ALTEX*	—	967,897	1,257,914

*	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.
**	Subject to annual limitations from the reorganization of Firsthand Technology Leaders Fund into Firsthand Technology Opportunities Fund, which occurred in 2012.

Components of Distributable Earnings
	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Net Unrealized Appreciation (Depreciation)*	$34,405,771	$489,421
Qualified Late Year Ordinary Losses Deferred**	(1,626,852)	—
Accumulated Capital Loss Carryforward	(1,711,495)	(1,257,914)
Total Distributable Earnings	$31,067,424	$(768,493)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddle losses.
**	Under current tax law, capital and currency losses realized after October 31 and prior to a Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.

The Funds are subject to tax provisions that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2012, and 2011 remain open to federal and state audit. As of June 30, 2014, management has evaluated the application of these provisions to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax provisions.

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NOTES TO FINANCIAL STATEMENTS - continued
June 30, 2014 (unaudited)

3. INVESTMENT TRANSACTIONS (EXCLUDING SHORT-TERM INVESTMENTS) WERE AS FOLLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2014.

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Purchase of investment securities	$23,041,997	$8,520,985
Proceeds from sales and maturities of investment securities	$17,296,237	$5,426,209

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS; CERTAIN TRUSTEES AND OFFICERS OF THE TRUST ARE ALSO OFFICERS OF THE INVESTMENT ADVISER AND BNY MELLON.

Certain trustees and officers of the Trust are also officers of the Investment Adviser or BNY Mellon. BNY Mellon serves as the sub-administrator, investment accounting agent, and shareholder servicing and transfer agent.

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Investment Adviser pursuant to the terms of a master investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund’s investment objectives, policies, and limitations. Subject to certain exceptions set forth in the Advisory Agreement, the Investment Adviser is responsible for (i) compensation of any of the Funds’ trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser’s personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

Firsthand Capital Management, Inc. is the Investment Adviser to the Funds. For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.40% for TEFQX and 1.53% for ALTEX of its average daily net assets, respectively. The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each Fund to the extent necessary to limit a Fund’s total operating expenses to 1.85% for TEFQX and 1.98% for ALTEX, excluding any extraordinary fees, of its average net assets up to $200 million, 1.80% for TEFQX and 1.93% for ALTEX of such assets from $200 million to $500 million, 1.75% for TEFQX and 1.88% for ALTEX of such assets from $500 million to $1 billion, and 1.70% for TEFQX and 1.83% for ALTEX of such assets in excess of $1 billion.

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June 30, 2014 (unaudited)

ADMINISTRATION AGREEMENT

The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the “Administration Agreement”). Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund’s securities transactions and each Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of each Fund’s operating expenses excluding brokerage and commission expenses; short sale expenses; fees payable under “Rule 12b-1 plans”, if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses. For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), has a Sub-Administration Agreement with the Investment Adviser. Under this agreement, the Investment Adviser (not the Funds) pays to BNY Mellon the fees for the administrative services provided by BNY Mellon. In the case of Firsthand Alternative Energy Fund, the Investment Adviser has also agreed to donate a portion of its management fees allocated, amounting to 0.20% of Firsthand Alternative Energy Fund’s average daily net assets, to various non-profit organizations as elected by Fund shareholders.

Additionally, BNY Mellon serves as the sub-administrator, investment accounting agent and shareholder servicing and transfer agent. The Bank of New York Mellon, serves as the custodian for the Trust.

5. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.

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June 30, 2014 (unaudited)

A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2014, Firsthand Technology Opportunities Fund did not invest in any restricted securities, and Firsthand Alternative Energy Fund invested in the following restricted securities:

SECURITY	ACQUISITION DATE	SHARES	COST	VALUE	% OF NET ASSETS
ALTEX
Silicon Genesis Corp., Common Stock	September 2, 2008	109,855	$32,957	$—	—%
Silicon Genesis Corp., Common Stock	September 26, 2008	71,552	21,466	—	—%
Silicon Genesis Corp., Series 1-C P/S	September 2, 2008	152	46	—	—%
Silicon Genesis Corp., Series 1-E P/S	September 2, 2008	3,000	3,180	—	—%
			$57,649	$—	—%

P/S - Preferred Stock

Each Fund, consistent with SEC guidelines, has an investment restriction providing that it cannot purchase additional restricted securities once such securities comprise 15% of the Fund’s net assets. The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security. The restriction stems from the concern that, for an open-end mutual fund with daily redemption obligations, a high level of illiquid securities would increase the risk that a Fund may not be able to meet its daily redemption needs, because illiquid securities often take a longer period of time to sell, and may not necessarily be sold at that Fund’s then carrying value.

As of June 30, 2014, Kevin Landis represents the Funds and sits on the following private company’s board: Silicon Genesis Corporation. Serving on the boards of directors of the portfolio companies may cause conflicts of interest. The Adviser has adopted

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June 30, 2014 (unaudited)

various procedures to ensure that the Funds will not be unfavorably affected by these potential conflicts.

6. RISKS

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser’s control. The Funds are designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on a Fund than it would if the Fund diversified its investments. Another risk for each Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

7. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

30	2014 Semi-Annual Report

Additional Information
June 30, 2014 (unaudited)

PROXY VOTING POLICIES AND PROCEDURES

The Funds have adopted proxy voting procedures pursuant to which the Funds delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Investment Adviser as part of the Investment Adviser’s general management of the Funds, subject to the Board of Trustees’ continuing oversight. A copy of the Funds’ proxy voting policy and procedures is available without charge, upon request, by calling 1.888.884.2675. Information regarding how the Investment Adviser voted these proxies during the most recent one-year period ended June 30 is available by calling the same number and on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov on Form N-PX. The Funds’ voting record is also available on the Funds’ website at www.firsthandfunds.com/proxy.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

www.firsthandfunds.com	31

FIRSTHAND FUNDS
P.O. Box 9836
Providence, RI 02940-8036
www.firsthandfunds.com

INVESTMENT ADVISER
Firsthand Capital Management, Inc.
150 Almaden Blvd., Suite 1250
San Jose, CA 95113
www.firsthandcapital.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway
Suite 1100
Denver, CO 80203

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581
1.888.884.2675

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more complete information about Firsthand Funds, please call toll free 1.888.884.2675 or visit www.firsthandfunds.com for an additional prospectus, which contains more information, including risks, fees, and expenses. Read the prospectus carefully before investing or sending money.

Firsthand Funds are distributed by ALPS Distributors, Inc.

FHF000677, exp. 8/31/2015

The interlocking “F” design is a registered trademark of Firsthand Capital Management, Inc.

Item 2. Code of Ethics.

Not applicable- only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable- only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable- only for annual reports.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Firsthand Funds

By (Signature and Title)*	/s/ Kevin M. Landis
Kevin M. Landis, President and Secretary
(principal executive officer)

Date	August 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin M. Landis
Kevin M. Landis, President and Secretary
(principal executive officer)

Date	August 29, 2014

By (Signature and Title)*	/s/ Omar Billawala
Omar Billawala, Treasurer
(principal financial officer)

Date	August 29, 2014

*	Print the name and title of each signing officer under his or her signature.